--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                                January 31, 1996

Dear Shareholder,

    Since the inception of The BlackRock Insured Municipal Term Trust Inc. in 1992, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 was a great year for investments in the bond market following the disappointments of 1994, as yields declined and the value of fixed income securities increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long-term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.

Sincerely,





Laurence D. Fink                             Ralph L. Schlosstein
Chairman                                     President

                                                                January 31, 1996

Dear Shareholder,

    We are pleased to present the annual report for The BlackRock Insured Municipal Term Trust Inc. (NYSE symbol: ("BMT") for the year ended December 31, 1995. The past year has been an exciting and challenging time to be participating in the fixed income markets, and we would like to take this opportunity to review the Trust's strong performance from both a stock price and net asset value (NAV) perspective, as well as to discuss the opportunities available to the Trust in the current lower interest rate environment.

    The Trust is a diversified, closed-end bond fund whose investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

    The table below summarizes the performance of the Trust's stock price and net asset value (the market value of its bonds per share) over the fiscal year:


                          ------------------------------------------------------
                            12/31/95  12/31/94    Change      High       Low
--------------------------------------------------------------------------------
Stock Price                 $10.00     $8.50      17.64%     $10.375    $8.50
--------------------------------------------------------------------------------
Net Asset Value (NAV)       $11.02     $9.73      13.26%     $11.08     $9.73
--------------------------------------------------------------------------------
Premium/(Discount) to NAV    (9.26%)  (12.64%)     3.38%      (5.12%)  (12.64%)
--------------------------------------------------------------------------------


The Fixed Income Markets

    The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994, has changed the market landscape for fixed income investors. The Treasury market rallied throughout the year, sparked by a deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation. Over the past twelve months, interest rates have declined substantially across the Treasury and municipal yield curves. At the end of December, the yield of Treasury 30-year bond fell below 6.00% for the first time since October 1993, closing the year at 5.95%. This represents a fall of 193 basis points (1.93%) from year end 1994.

    While the overall performance of the municipal debt market somewhat lagged the rally in the Treasury market, municipal securities posted strong performance in 1995. Yields on municipal securities have declined dramatically from their fourth quarter 1994 levels, led by a 123 basis point drop (1.23%) in the yield on AAA 30-year General Obligation securities from 6.51% on December 31, 1994 to 5.28% on December 31, 1995. Although seasonal demand from coupon payments and redemptions did not fully match expectations at times during the year, a relatively light amount of new issuance improved technical conditions in the municipal market and encouraged the rise in price for these securities.

    Market participants have been attuned to the continuing debate in Washington on tax reform. Most notably, several Congressional leaders and Presidential hopefuls have proposed a variety of tax simplification plans, of which the most extreme proposal would be a flat tax that would remove the tax-free advantage of municipal income by exempting all investment income from taxation. On January 17, 1996, The Commission on Economic Growth and Tax Reform, headed by former Congressman Jack Kemp, released its much anticipated report. Their recommendations emphasized a need for tax simplification towards a "single tax bracket" without definitively recommending a particular rate of taxation, thus setting the stage for increased discussion on this issue in the election year.

    Due to investor concerns over the potential threat of tax reform, it is likely that the municipal market may continue to experience price volatility in 1996. While the municipal market rallied and yields declined over 1995, municipal securities were trading at cheap levels relative to comparable Treasuries at year end. BlackRock believes that municipal securities have the potential to be the best performing sector of the fixed income markets in 1996 should the recent tax reform proposals negatively affecting municipal bond performance be eliminated.

The Trust's Portfolio and Investment Strategy

    The Trust's portfolio is invested in high credit-quality municipal issues with ratings of "AAA" by Standard & Poor's Corporation (or of equivalent quality determined by other major rating agencies). In addition, the majority of the individual securities within the portfolio are insured as to timely payment of interest and principal by municipal bond insurance companies whose long-term obligations are rated "AAA". As such, Standard & Poor's has given a AAAf rating to the portfolio.

    BlackRock Financial Management actively manages the Trust's portfolio to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, rotating sectors to benefit from changing market conditions. As the municipal bond market rallied throughout 1995, prices of most securities in the portfolio increased above their purchase price. By selling one of these bonds, the Trust would recognize a gain and be forced to make a taxable distribution to shareholders. As one of the Trust's primary objectives is to provide tax-free income, the portfolio curbed its trading activity to minimize any taxable distributions.

    The Trust employs leverage at about 35% of total assets to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage affects the ability of the Trust to pay high monthly income. The two reductions made to the Fed funds target rate in December and January lowered the overnight bank lending rate by 0.50% and is expected to result in lower short-term municipal rates. This could provide the Trust an opportunity to earn more excess income in the coming year through its use of leverage.


--------------------------------------------------------------------------------
                 The BlackRock Insured Municipal Term Trust Inc.
--------------------------------------------------------------------------------
Sector                                       December 31, 1995 December 31, 1994
--------------------------------------------------------------------------------
City, County and State                                29%               29%
--------------------------------------------------------------------------------
Hospital                                              17%               17%
--------------------------------------------------------------------------------
Water & Sewer                                         12%               13%
--------------------------------------------------------------------------------
Utility                                               11%               11%
--------------------------------------------------------------------------------
Lease Revenue                                          9%                9%
--------------------------------------------------------------------------------
Tax Revenue                                            9%                8%
--------------------------------------------------------------------------------
Education                                              4%                4%
--------------------------------------------------------------------------------
Miscellaneous Revenue                                  4%                4%
--------------------------------------------------------------------------------
Housing                                                3%                3%
--------------------------------------------------------------------------------
Transportation                                         2%                2%
--------------------------------------------------------------------------------

    We look forward to managing the Trust in the coming year to benefit from the opportunities available to investors in the municipal market. We thank you for your investment and continued interest in The BlackRock Insured Municipal Term Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM
(7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,



Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                 The BlackRock Insured Municipal Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                BMT
--------------------------------------------------------------------------------
Initial Offering Date:                                      February 20, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/95:                             $10.00
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/95:                                 $11.02
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/95 ($10.00)1:           6.25%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share2:                $0.05208
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share2:             $0.62496
--------------------------------------------------------------------------------

----------
1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2The dividend is not constant and is subject to change.

--------------------------------------------------------------------------------
The BlackRock Insured Municipal Term Trust Inc.
Portfolio of Investments
December 31, 1995
--------------------------------------------------------------------------------

                                                                                                           Option
Rating* Principal                                                                                           Call
(Unaud- Amount                                                                                           Provisions+       Value
ited)   (000)                                   Description                                              (unaudited)     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS-143.1%
                     Alabama-1.2%
AAA    $ 3,000       Mobile County, G.O., 6.70%, 2/01/00+, MBIA ......................................... No Opt. Call $  3,322,770


                     Arizona-1.5%
AAA      4,180       University of Arizona Med. Ctr. Hosp. Rev., 6.25%, 7/01/10, MBIA ...................  7/02 at 102    4,434,646


                     California-10.4%
AAA      4,500       California St., G.0., 6.80%, 11/01/10, FGIC ........................................ 11/04 at 102    5,169,825
AAA      3,400       California St. Pub. Wks., 6.60%, 12/01/09, AMBAC ................................... 12/02 at 102    3,785,866
AAA      6,100       Contra Costa Tran. Auth., 6.50%, 3/01/09, FGIC .....................................  3/01 at 102    7,023,784
AAA      3,500       Eastern Municipal Wtr. Dist., 6.50%, 7/01/09, FGIC .................................  7/01 at 101    3,785,705
AAA      3,065       Los Angeles County Leasing Corp., 4.05%++, 12/01/10, AMBAC ......................... No Opt. Call    3,287,580
AAA      3,000       San Francisco Bay Area Rapid Trans., 6.75%, 7/01/09, AMBAC .........................  7/00 at 102    3,288,780
AAA      3,500       Sonoma County Correctional Fac., C.O.P., 3.55%++, 11/15/12, AMBAC .................. No Opt. Call    3,494,085
                                                                                                                        -----------
                                                                                                                         29,835,625
                                                                                                                        -----------

                     District of Columbia-1.4%
AAA      3,500       District of Columbia, Ser. A, G.O., 6.875%, 6/01/00+, MBIA ......................... No Opt. Call    3,893,820
                                                                                                                        -----------


                     Florida-9.3%
AAA     10,750       Broward County Sch. Bd., 6.50%, 7/01/10, AMBAC .....................................  7/02 at 102   11,801,350
AAA     12,195       Jacksonville Excise Taxes Rev., 6.50%, 10/01/10, AMBAC ............................. 10/02 at 102   13,522,548
AAA      1,000       Volusia County Edl. Fac., 6.50%, 10/15/10, CONNIE LEE .............................. 10/02 at 102    1,097,680
                                                                                                                        -----------
                                                                                                                         26,421,578
                                                                                                                        -----------

                     Georgia-2.6%
AAA      5,000       Henry County Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC ...............................  7/02 at 102    5,365,500
AAA      2,000       Macon Bibb County Hosp., 6.75%, 8/01/00+, FGIC ..................................... No Opt. Call    2,205,560
                                                                                                                        -----------
                                                                                                                          7,571,060
                                                                                                                        -----------

                     Illinois-13.6%
AAA      6,635       Chicago, Residential, Zero Coupon, 10/01/09, MBIA .................................. No Opt. Call    2,577,631
                     Cook County, G.O., MBIA,
AAA      7,000         6.50%, 11/15/10 .................................................................. 11/02 at 102    7,553,700
AAA      4,500         7.00%, 11/01/00+ ................................................................. No Opt. Call    5,107,815
AAA      5,000       Cook County, Community Schs., 6.50%, 1/01/10, FGIC .................................  1/02 at 100    5,302,700
AAA      5,000       Illinois Edl. Facs. Auth. Rev., 4.125%++, 7/01/13, FGIC ............................  7/03 at 102    4,959,500
                     Illinois Hlth. Facs. Auth. Rev., FGIC,
AAA      3,000         Ser. A, 6.75%, 1/01/10 ...........................................................  1/00 at 102    3,197,730
AAA      1,750         Ser. C, 6.75%, 1/01/10 ...........................................................  1/00 at 102    1,872,517
AAA      7,980       Kendell Kane Cnty. Sch., 6.25%, 9/01/11, FGIC ......................................  9/01 at 100    8,317,953
                                                                                                                        -----------
                                                                                                                         38,889,546
                                                                                                                        -----------

                     Indiana-3.1%
AAA      1,340       Columbus Sch. Bd., 6.625%, 7/01/11, AMBAC ..........................................  7/02 at 102    1,447,589
AAA      3,750       Indiana St. Edl. Facs. Auth., 6.60%, 1/01/11, MBIA .................................  1/02 at 102    4,061,662
AAA      3,000       Monroe County Bloomington Hosp., 6.65%, 5/01/10, MBIA ..............................  5/02 at 101    3,244,500
                                                                                                                        -----------
                                                                                                                          8,753,751
                                                                                                                        -----------



                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
Rating* Principal                                                                                           Call
(Unaud- Amount                                                                                           Provisions+       Value
ited)   (000)                                   Description                                              (unaudited)     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     Louisiana-6.7%
                     Louisiana St., Ser. A, G.O., AMBAC,
AAA    $ 4,000         6.50%, 5/01/09 ...................................................................  5/02 at 10  $  4,383,960
AAA     10,385         6.50%, 5/01/10   5/02 at 102       11,352,051
AAA      2,905       New Orleans Pub. Impt., G.O., 6.60%, 9/01/02+, FGIC ................................ No Opt. Call    3,261,269
                                                                                                                        -----------
                                                                                                                         18,997,280
                                                                                                                        -----------

                     Massachusetts-16.3%
AAA      2,100       Boston, Ser. A, G.O., 6.50%, 7/01/02+, AMBAC .......................................  7/02 at 102    2,286,984
                     Massachusetts St. Hlth. & Edl. Facs. Auth.,
AAA      2,000         6.50%, 7/01/10, FGIC .............................................................  7/02 at 102    2,214,480
AAA      5,000         6.50%, 7/01/10, MBIA .............................................................  7/02 at 102    5,536,200
AAA      3,250         7.25%, 7/01/10, MBIA .............................................................  7/00 at 102    3,636,522
                     Massachusetts St. Hsg. Fin. Agcy., FNMA Collateral,
AAA      5,000         Ser. H, 6.75%, 11/15/12 .......................................................... 11/03 at 102    5,430,200
AAA      5,500         Residential Dev. A, 6.875%, 11/15/11 .............................................  5/02 at 102    5,965,080
AAA        600         Residential Dev. C, 6.875%, 11/15/11 .............................................  5/02 at 102      650,736
AAA      1,220       Massachusetts St., Refunding, 6.75%, 8/01/09, AMBAC ................................  8/01 at 102    1,333,204
AAA      7,865       Massachusetts St., Ser. C, G.O., 6.70%, 11/01/09, FGIC ............................. 11/04 at 101    8,900,663
AAA      2,350       Massachusetts St., Ser. D, G.O., 6.00%, 7/01/12, MBIA ..............................  7/01 at 100    2,428,373
AAA      7,630       Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA ......................... 11/02 at 102    8,246,504
                                                                                                                        -----------
                                                                                                                         46,628,946
                                                                                                                        -----------

                     Michigan-4.0%
AAA      2,375       Chippewa Valley Sch., Sch. Bldg. & Site, 6.375%, 5/01/01+, FGIC .................... No Opt. Call    2,635,537
                     Michigan Mun. Bd. Auth. Rev.,
AAA        900         Ser. A, 6.50%, 11/01/12, MBIA .................................................... 11/02 at 102      981,774
AAA      2,040         6.45%, 11/01/07, AMBAC ........................................................... 11/04 at 102    2,274,192
AAA      2,050         6.65%, 11/01/09, AMBAC ........................................................... 11/04 at 102    2,289,297
AAA      3,000       Western Township Utils. Auth. Sewer Dis. Sys., 6.50%,1/01/10, CGIC .................  1/02 at 100    3,195,900
                                                                                                                        -----------
                                                                                                                         11,376,700
                                                                                                                        -----------

                           Mississippi-0.7%
AAA      1,800       Harrison County Waste Wtr. Mgmt., 6.75%, 2/01/11, FGIC .............................  2/01 at 102    1,950,120
                                                                                                                        -----------


                     Nevada-7.2%
AAA      4,000       Clark County, G.O., 6.50%, 6/01/10, AMBAC ..........................................  6/02 at 102    4,339,160
AAA      5,215       Clark County Arpt., 6.25%, 6/01/01+, FGIC .......................................... No Opt. Call    5,687,688
                     Clark County Sch. Dist.,
AAA      4,185         6.75%, 6/15/09, FGIC ............................................................. 12/04 at 101    4,676,277
AAA      5,175         7.00%, 6/01/01+, MBIA ............................................................ No Opt. Call    5,870,313
                                                                                                                        -----------
                                                                                                                         20,573,438

                     New Jersey-0.8%
AAA      2,000       Hudson County Correctional Fac., C.O.P., 6.50%, 12/01/11, MBIA .....................6/02 at 101.5    2,192,220
                                                                                                                        -----------


                     New York-11.2%
AAA      4,500       New York, Ser. B, G.O., 6.95%, 8/15/12, MBIA .......................................  8/04 at 101    5,115,690
                     New York St. Envrmntl Pollution,
AAA      6,155         6.70%, 5/15/09 ................................................................... 11/04 at 102    7,143,801
AAA      4,965         6.80%, 5/15/10 ................................................................... 11/04 at 102    5,794,453
                     New York St. Medicare Facs., AMBAC,
AAA      9,715         6.60%, 8/15/09 ...................................................................  2/05 at 102   10,963,572
AAA      2,695         6.625%, 2/15/10 ..................................................................  2/05 at 102    3,025,057
                                                                                                                        -----------
                                                                                                                         32,042,573
                                                                                                                        -----------


                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
Rating* Principal                                                                                           Call
(Unaud- Amount                                                                                           Provisions+       Value
ited)   (000)                                   Description                                              (unaudited)     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     Ohio-6.1%
AAA    $12,000       Cleveland Wtrwks. Rev., First Mtg., Ser. F, 6.50%,1/01/11, AMBAC ...................  1/02 at 102 $ 13,020,360
AAA      3,900       Lucas County Hosp. Rev. Impt. - St. Vincent Med. Ctr., 6.50%, 8/15/02+, MBIA ....... No Opt. Call    4,406,922
                                                                                                                        -----------
                                                                                                                         17,427,282
                                                                                                                        -----------

                     Oklahoma-3.1%
                     Oklahoma City Wtr. Utils. Tr. Wtr. & Sewer Rev., MBIA,
AAA      2,500         Ser. A, 6.375%, 7/01/12 ..........................................................  7/02 at 100    2,654,125
AAA      5,725         Ser. B, 6.375%, 7/01/12 ..........................................................  7/02 at 100    6,077,946
                                                                                                                        -----------
                                                                                                                          8,732,071
                                                                                                                        -----------

                     Pennsylvania-5.3%
AAA      5,000       Dauphin County Gen. Auth., 6.25%, 7/01/08, MBIA ....................................  7/02 at 102    5,371,550
AAA      6,005       Pittsburgh, Ser. D, G.O., 6.00%, 9/01/10, AMBAC ....................................  9/02 at 102    6,269,880
AAA      3,000       Pittsburgh Wtr. & Sewer, 6.75%, 9/01/01+, FGIC ..................................... No Opt. Call    3,404,490
                                                                                                                        -----------
                                                                                                                         15,045,920
                                                                                                                        -----------

                     Rhode Island-4.8%
AAA      2,390       Rhode Island Clean Wtr. Protn. Fin. Agcy. Wtr. Poll. Ctl. Rev. Revolving Fd.
                       Pooled Ln., Issue A, 6.70%, 10/01/10, MBIA ....................................... 10/02 at 102    2,639,540
AAA     10,000       Rhode Island St. Pub. Bldgs. Auth., St. Pub. Prjs. Rev., Ser. A,
                       6.75%, 2/01/00+, AMBAC ........................................................... No Opt. Call   11,094,400
                                                                                                                        -----------
                                                                                                                         13,733,940
                                                                                                                        -----------


                     South Carolina-8.6%
                     Piedmont Mun. Pwr. Agcy. Elec. Rev.,
AAA     14,925         6.30%, 1/01/11, MBIA .............................................................  1/03 at 102   16,017,958
AAA      7,900         6.50%, 1/01/11, FGIC .............................................................  1/01 at 102    8,440,755
                                                                                                                        -----------
                                                                                                                         24,458,713
                                                                                                                        -----------


                     Texas-14.7%
AAA      8,530       Austin Util. Sys. Rev., 6.00%, 5/15/10, FGIC .......................................  5/00 at 100    8,778,650
AAA      1,580       Dallas County Road Improvements, G.O., 5.625%, 8/15/10 .............................  8/01 at 100    1,623,766
AAA      2,500       Dallas Ft. Worth Regl. Arp. Rev., Ser. A, 7.375%, 11/01/10, FGIC ...................  5/04 at 102    2,915,100
AAA      8,000       El Paso Rfdg. & Impt., Ser A, G.O., 6.375%, 8/15/02+, FGIC ......................... No Opt. Call    8,504,560
                     Harris County Rfdg., FGIC,
AAA      2,585         Toll Road, Ser. B, Zero Coupon, 8/15/08 .......................................... No Opt. Call    1,351,050
AAA      6,310         Toll Road Sr. Lien, Ser. A, 6.50%, 8/15/02+ ...................................... No Opt. Call    7,138,061
AAA      2,940         Toll Road Sr. Lien, Ser. A, 6.50%, 8/15/11 .......................................  8/02 at 102    3,212,097
AAA     10,440       Houston Wtr. & Sewer Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC .................... No Opt. Call    4,731,826
AAA      1,840       North Texas Mun. Wtr. Dist., 6.50%, 6/01/09, MBIA ..................................  6/03 at 100    1,988,966
AAA      1,500       Texas Mun. Pwr. Agcy. Ref., Ser. A, 6.75%, 9/01/12, AMBAC ..........................  9/01 at 102     1,664,370
                                                                                                                        -----------
                                                                                                                         41,908,446
                                                                                                                        -----------

                     Utah-1.0%
AAA      1,450       Salt Lake City Mun. Bldg. Lease, 6.15%, 10/01/10, MBIA ............................. 10/04 at 101    1,560,330
AAA      3,175       Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC ...................... No Opt. Call    1,439,323
                                                                                                                        -----------
                                                                                                                          2,999,653
                                                                                                                        -----------

                     Virginia-3.6%
                     Peninsula Port Auth. Hlth. Sys. Ref., MBIA,
AAA      6,000         Riverside Hlth. Sys. Prj. A, 6.625%, 7/01/10 .....................................  1/02 at 102    6,575,760
AAA      3,380         Riverside Hlth. Sys. Prj. B, 6.625%, 7/01/10 .....................................  7/02 at 102    3,710,260
                                                                                                                        -----------
                                                                                                                         10,286,020
                                                                                                                        -----------




                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Option
Rating* Principal                                                                                           Call
(Unaud- Amount                                                                                           Provisions+       Value
ited)   (000)                                   Description                                              (unaudited)     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     Washington-5.1%
AAA    $ 4,650       Port of Seattle Rev., 6.60%, 8/01/10, MBIA .........................................  8/02 at 102 $  5,060,735
AAA     12,905       Washington St. Pub. Pwr. Supply Sys., Zero Coupon, 7/01/10, MBIA ................... No Opt. Call    5,650,970
AAA      3,500       Washington St. Pub. Pwr. Supply Sys. Rev., Nuclear Prj. No. 1, Ser. A,
                       7.00%, 7/01/11, FGIC .............................................................  7/00 at 102    3,843,560
                                                                                                                       ------------
                                                                                                                         14,555,265
                                                                                                                       ------------

                     Wisconsin-0.8%
AAA      2,000       Wisconsin St. Hlth. & Edl. Facs. Auth. Wausau Hosp. Inc., Ser. A,
                       6.625%, 8/15/09, AMBAC ...........................................................  2/01 at 102    2,168,760
                                                                                                                       ------------

                     Total long-term investments (cost $368,913,050) ....................................               408,200,143

                     SHORT-TERM INVESTMENT***-0.0%
A-1+       100       New York City Mun. Wtr. Fin. Auth. Rev., 5.90%, 1/02/96, F.R.D.D. (cost $100,000) ..                   100,000
                                                                                                                       ------------
                     Total Investments-143.1% (cost $369,013,050) .......................................               408,300,143

                     Other assets in excess of liabilities-2.4% .........................................                 6,925,967
                     Liquidation value of preferred stock-(45.5%) .......................................              (130,000,000)
                                                                                                                       ------------
                     Net Assets Applicable to Common Shareholders-100% ..................................              $285,226,110
                                                                                                                       ============

  + This bond is Pre-refunded. See glossary for definition.

 ++ This bond contains embedded caps. See glossary for definition.

  * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating.

 ** Option call provisions:  date  (month/year) and prices of the earliest  optional call or redemption.  There may be other call provisions at varying prices at later dates.

*** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the interest rate is adjusted.


--------------------------------------------------------------------------------
                         KEY TO ABBREVIATIONS
         AMBAC           -American Municipal Bond Assurance Corporation
         CGIC            -Capital Guarantee Insurance Company
         CONNIE LEE      -College Construction Loan Insurance Association
         C.O.P.          -Certificate of Participation
         FGIC            -Financial Guaranty Insurance Company
         FNMA Collateral -Federal National Mortgage Association
         F.R.D.D.        -Floating Rate Daily Demand
         G.O.            -General Obligation Bond
         MBIA            -Municipal Bond Insurance Association
--------------------------------------------------------------------------------




                       See Notes to Financial Statements.

(left column)

--------------------------------------------------------------------------------
The BlackRock Insured
Municipal Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1995
--------------------------------------------------------------------------------

Assets

Investments, at value (cost $369,013,050)(Note 1) ...............  $408,300,143
Cash ............................................................        22,009
Interest receivable        7,581,246
Prepaid assets ..................................................         7,478
Deferred organization expenses ..................................        11,449
                                                                   ------------
                                                                    415,922,325
                                                                   ------------


Liabilities

Dividends payable-preferred stock ...............................       241,814
Dividends payable-common stock ..................................       130,394
Advisory fee payable (Note 2) ...................................       122,982
Administration fee payable (Note 2) .............................        35,138
Other accrued expenses ..........................................       165,887
                                                                   ------------
                                                                        696,215
                                                                   ------------

Net Investment Assets ...........................................  $415,226,110
                                                                   ============

Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ..........................................  $    258,856
    Paid-in capital in excess of par ............................   239,833,688
  Preferred stock (Note 4) ......................................   130,000,000
                                                                   ------------
                                                                    370,092,544
                                                                   ------------

  Undistributed net investment income ...........................     6,370,399
  Accumulated net realized loss on investments ..................      (523,926)
  Net unrealized appreciation on investments ....................    39,287,093
                                                                   ------------
  Net investment assets, December 31, 1995 ......................  $415,226,110
                                                                   ============
  Net assets applicable to common shareholders ..................  $285,226,110
                                                                   ============
Net asset value per common share:
  ($285,226,110 / 25,885,639 shares of
  common stock issued and outstanding) ..........................        $11.02
                                                                         ======







(right column)

--------------------------------------------------------------------------------
The BlackRock Insured
Municipal Term Trust Inc.
Statement of Operations
Year Ended December 31, 1995
--------------------------------------------------------------------------------

Net Investment Income

Income

  Interest and discount earned ..................................  $ 24,374,860
                                                                   ------------

Expenses

  Investment advisory ...........................................     1,410,039

  Administration ................................................       402,868

  Auction agent .................................................       354,445

  Custodian .....................................................       109,050

  Reports to shareholders .......................................        84,325

  Directors .....................................................        56,392

  Audit .........................................................        41,000

  Transfer agent ................................................        39,911

  Legal .........................................................        12,135

  Miscellaneous .................................................       103,795
                                                                   ------------

  Total expenses ................................................     2,613,960
                                                                   ------------

Net investment income ...........................................    21,760,900
                                                                   ------------


Realized and Unrealized Gain
  on Investments (Note 3)

Net realized gain on investments ................................       193,262

Net change in unrealized appreciation on
  investments ...................................................    32,691,361
                                                                   ------------

Net gain on investments .........................................    32,884,623
                                                                   ------------


Net Increase in Net Investment
  Assets Resulting from Operations ..............................  $ 54,645,523
                                                                   ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Insured Municipal Term Trust Inc.
Statements of Changes in Net Investment Assets
--------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                                  ------------------------------
                                                                                       1995             1994
                                                                                  ------------    --------------
Increase (Decrease) in Net Investment Assets

Operations:
  Net investment income ........................................................  $ 21,760,900     $ 21,234,855
  Net realized gain on investments .............................................       193,262           34,933
  Net change in unrealized appreciation (depreciation) on investments ..........    32,691,361      (38,228,901)
                                                                                  ------------     ------------
  Net increase (decrease) in net investment assets resulting from operations ...    54,645,523      (16,959,113)
                                                                                  ------------     ------------

Dividends and Distributions:
  To preferred shareholders from net investment income .........................    (5,097,663)      (3,705,085)
  To common shareholders from net investment income ............................   (16,177,339)     (16,177,426)
  To preferred shareholders from net realized gain on investments ..............         --            (132,459)
  To common shareholders from net realized gain on investments                           --            (619,662)
                                                                                  ------------     ------------
                                                                                   (21,275,002)     (20,634,632)
                                                                                  ------------     ------------

    Total increase (decrease) ..................................................    33,370,521      (37,593,745)


Net Investment Assets

  Beginning of year ............................................................   381,855,589      419,449,334
                                                                                  ------------     ------------

  End of year ..................................................................  $415,226,110     $381,855,589
                                                                                  ============     ============










                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Insured Municipal Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                                                          February 28,
                                                                          Year Ended December 31,           1992* to
                                                                         -----------------------------    December 31,
                                                                          1995        1994        1993        1992
                                                                         ------      ------      ------      ------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..................................  $ 9.73      $11.18      $ 9.93      $ 9.40
                                                                         ------      ------      ------      ------
  Net investment income ...............................................     .84         .82         .83         .61
  Net realized and unrealized gain (loss) on investments ..............    1.27       (1.48)       1.18         .56
                                                                         ------      ------      ------      ------
Net increase (decrease) from investment operations ....................    2.11        (.66)       2.01        1.17
                                                                         ------      ------      ------      ------

Dividends from net investment income to:
  Preferred shareholders ..............................................    (.20)       (.14)       (.12)       (.09)
  Common shareholders .................................................    (.62)       (.62)       (.63)       (.42)

Distributions from net realized gain on investments to:
  Preferred shareholders ..............................................       -        (.01)       (.00)***       -
  Common shareholders .................................................       -        (.02)       (.01)          -
                                                                         ------      ------      ------      ------
Total dividends and distributions .....................................    (.82)       (.79)       (.76)       (.51)
                                                                         ------      ------      ------      ------
Capital charge with respect to issuance of shares .....................       -           -           -        (.13)
                                                                         ------      ------      ------      ------
Net asset value, end of period** ......................................  $11.02      $ 9.73      $11.18      $ 9.93#
                                                                         ======      ======      ======      ======

Market value, end of period** .........................................  $10.00      $ 8.50      $10.50      $ 9.875
                                                                         ======      ======      ======      ======

TOTAL INVESTMENT RETURN+ ..............................................  25.31%     (13.38%)     12.99%        9.51%

RATIOS TO AVERAGE NET ASSETS
  OF COMMON SHAREHOLDERS:+++
Expenses ..............................................................    .96%       1.04%        .96%         .98%++
Net investment income .................................................   7.97%       7.99%       7.75%        7.52%++

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .......................$272,868    $265,851    $275,162    $247,807
Portfolio turnover ....................................................      1%         31%          1%         37%
Net assets of common shareholders, end of period (000) ................$285,226    $251,856    $289,449    $256,956
Asset coverage per share of preferred stock, end of period ............$ 79,851##  $146,868    $161,327    $148,829
Preferred stock outstanding (000) .....................................$130,000    $130,000    $130,000    $130,000

----------

  * Commencement of investment operations.

 ** NAV and market value are published in The Wall Street Journal on Monday.

*** Actual amount paid to preferred shareholders was $0.0013 per common share.

  # Net asset value immediately after the closing of the initial public offering was $9.38.

 ## A stock split occurred on July 24, 1995 (Note 4).

  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.

 ++ Annualized.

+++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock Insured Municipal Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Accounting
Policies

The BlackRock Insured Municipal Term Trust Inc. (the "Trust"), a Maryland Corporation is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment grade securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular Federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

  The following is a summary of significant  accounting policies followed by the
Trust:

Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original term to maturity from date of purchase exceeded 60 days.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the





(Right Column)


proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

  The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized

(Left Column)

gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

Federal Income Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Deferred Organization Expenses: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser") and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

  The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

  Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser.The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

  On February 28, 1995, the Adviser was acquired by PNC Bank, N.A. Following the acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.



(Right Column)


Note 3. Portfolio
Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995 aggregated $6,035,731 and $5,320,332, respectively.

  The federal income tax basis of the Trust's investments at December 31, 1995 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $39,287,093; (gross unrealized appreciation-$39,329,217; gross unrealized depreciation-$42,124).

  For Federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1995 of $523,926 which expires in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Note 4. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 25,885,639 common shares outstanding at December 31, 1995, the Adviser owned 10,639 shares. As of December 31, 1995 there were 5,200 preferred shares outstanding as follows: 2,600 shares of Series M-7 and M-28, respectively.

  The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 27, 1992 the Trust reclassified 2,600 shares of common stock and issued two series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series M7-1,300 shares and Series M28-1,300 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends.

  Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 3.49% to 5.50% for the year ended December 31, 1995.

  The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

  The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not

(Left Column)


declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

  The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.




(Right Column)


  On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

Note 5. Dividends

Subsequent to December 31, 1995, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05208 per common share payable January 31, 1996 and February 29, 1996 to shareholders of record on January 16, 1996 and February 15, 1996, respectively.

  For the period January 1, 1996 through January 31, 1996, dividends declared on preferred shares totalled $421,894 in aggregate for the two outstanding preferred share series.



 Note 6. Quarterly Data
(Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                        Net increase
                                    Net realized and      (decrease)
                                       unrealized      in net investment
                   Net investment      gain (loss)      assets resulting         Dividends and Distributions       Share     Period
                       income         on investments     from operations      Common Shares    Preferred Shares*  price of      end
Quarterly Total             common              common              common               Per               Per  Common Stock  asset
period   Income    Amount    share  Amount       share   Amount      share    Amount    share   Amount    share   High   Low  value
------   ------    ---------------  ------------------   -----------------    ---------------   ---------------   ----   ---  -----


January 1,
1994 to
March
31,
1994  $5,999,230  $5,304,787 $.20 $(26,178,438) $(1.01) $(20,873,651)$(.81) $4,044,333 $.15    $  729,385 $.03 $103/4  $91/2 $10.19

April 1,
1994 to
June
30,
1994   6,016,513   5,339,405  .21   (1,486,903)   (.06)    3,852,502   .15   4,044,359  .16       901,335  .03  101/8   91/4  10.15

July 1,
1994 to
September
30,
1994   6,043,084   5,330,459  .21   (2,450,435)   (.10)    2,880,024   .11   4,044,362  .15      972,927   .04  10      9     10.07

October 1,
1994 to
December
31,
1994   5,942,087   5,260,204  .20   (8,078,192)   (.31)   (2,817,988) (.11)  4,664,034  .18    1,233,897   .05   91/2   81/8   9.73

January 1,
1995 to
March
31,
1995   5,951,229   5,304,114  .21   17,918,947     .69    23,223,061   .90   4,044,313  .15    1,292,588   .05   93/4   81/2  10.42

April 1,
1995 to
June
30,
1995   6,097,923   5,466,704  .21    2,868,078     .11     8,334,782   .32   4,044,346  .16    1,314,322   .05  10      91/2  10.54

July 1,
1995 to
September
30,
1995   6,259,025   5,584,367  .21    3,702,483     .15     9,286,850   .36   4,044,342  .16    1,227,277   .05  101/8   91/2  10.69

October 1,
1995 to
December
31,
1995   6,066,683   5,405,715  .21    8,395,115     .32    13,800,830   .53   4,044,338  .15    1,263,476   .05  103/8   93/4  11.02
-----------------------------------------------------------------------------------------------------------------------------------

----------
*For the year ended December 31, 1995, the average annualized rate paid to preferred shareholders was 3.92%.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Insured Municipal Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Insured Municipal Term Trust Inc., including the portfolio of investments, as of December 31, 1995, and the related statements of operations for the year then ended, and of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 28, 1992 (commencement of investment operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Insured Municipal Term Trust Inc. as of December 31, 1995, and the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.






Deloitte & Touche, LLP

New York, New York
February 9, 1996

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

  We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (December 31, 1995) as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

  Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

  The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

  Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.
  The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Trust at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The Trust's investment objective is to provide current income exempt from Federal income tax and to return at least $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank N.A., the nation's eleventh largest banking organization.

What Can the Trust Invest In?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

What is the Adviser's Investment Strategy?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust's Shares Purchased and Sold?
Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

Municipal Obligations. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Alternative Minimum Tax (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------





Closed-End Fund:         Investment  vehicle which initially  offers a fixed number of shares and trades on a stock exchange.  The fund invests in a portfolio  of  securities  in  accordance  with its stated  investment  objectives  and policies.

Discount:                When a fund's  net asset  value is  greater  than its stock  price,  the fund is said to be  trading at a discount.

Dividend:                Income  generated by  securities  in a portfolio  and  distributed  to  shareholders  after  deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:   Shareholders  may have all  distributions  of dividends and capital gains  automatically  reinvested into additional shares of the Trust.

Embedded Caps:           Also known as additional  interest  municipal bonds.  These securities are intended to protect the income that the Trust earns through leverage from significant  increase in short-term rates. The coupon on these bonds will increase if short-term rates rise significantly.

Market Price:            Price per share of a security trading in the secondary  market.  For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net Asset Value (NAV):   Net asset value is the total market  value of all  securities  and other  assets held by the Trust,  plus income accrued on its investment, minus any liabilities including accrued expenses, dividend by the total number of  outstanding  shares.  It is the  underlying  value of a single share on a given day. Net asset value for the Trust is  calculated  weekly and  published  in Barron's  on  Saturday  and The Wall Street
                         Journal on Monday.

Premium:                 When a fund's  stock  price is  greater  than its net asset  value,  the fund is said to be  trading at a premium.

Pre-refunded Bonds:      These securities are  collateralized by the U.S.  Government  securities which are held in escrow and are used to pay  principal  and interest on the  tax-exempt  issue and to retire the bond in full at the date indicated, typically at a premium to par.


(Left Column)


BlackRock


Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath,  Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 669-1BFM

Auction Agent
Bankers Trust Company
Four Albany Street
New York, NY 10006

Independent Auditors
Deloitte & Touche LLP
Two World Finanical Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022


  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.


                 The BlackRock Insured Municipal Term Trust Inc.
                  c/o Mitchell Hutchins Asset Management Inc.
                                  15th Floor
                           1285 Avenue of the Americas
                               New York, NY 10019
                                 (800) 227-7BFM


                                                                    092474 10 5
                                                                    092474 20 4
                                                                    092474 30 3


(Right Column)


The BlackRock
Insured Municipal
Term Trust Inc.
-----------------------------------------
Annual Report
December 31, 1995